SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ] [ ] [X] [ ] [ ]

Preliminary Proxy Statement
Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-11(c)orss. 240.14a-12

THE LAZARD FUNDS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] [ ]	No fee required Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) (2) (3) (4) (5)

Title of each class of securities to which transaction applies:_________________________
Aggregate number of securities to which transaction applies:________________________
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________________________________________________________________________
Proposed maximum aggregate value of transaction:_______________________________
Total fee paid:___________________________________________________________

[ ] [ ]

Fee previously paid with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) (2) (3) (4)

Amount Previously Paid:_______________________
Form, Schedule or Registration Statement No.:__________________________
Filing Party:_________________________________
Date Filed:__________________________________

THE LAZARD FUNDS, INC.
30 Rockefeller Plaza
New York, New York 10112-6300

Notice of Special Meeting of Shareholders

Dear Shareholder:

           A Special Meeting of Shareholders (the "Meeting") of The Lazard Funds, Inc. (the "Fund") will be held at the offices of the Fund, 30 Rockefeller Plaza, 58th Floor, New York, New York on Friday, November 1, 2002, at 10 a.m. to consider and act upon the following Proposals with respect to the investment portfolio(s) (each, a "Portfolio") of the Fund as indicated:

Proposal 1:	For all Portfolios, to elect a Board of Directors;

Proposal 2:	For Equity, Small Cap, International Equity, Bond and Strategic Yield Portfolios only, increase the Portfolio's percentage limitation on lending securities;

Proposal 3:	For Equity Portfolio only, expand the Portfolio's ability to invest in securities of a single issuer; and

Proposal 4:	For all Portfolios, to transact such other business as may properly come before the Meeting or any adjournment thereof.

           Shareholders of record at the close of business on August 30, 2002 will be entitled to receive notice of and to vote at the Meeting and any adjournment thereof. Your vote is important regardless of the size of your Portfolio holdings. Please vote by mail, by telephone or through the Internet. Proxies may be voted (1) by completing, signing, dating and returning the enclosed proxy card(s), (2) by calling 1-877-PRX-VOTE at any time or (3) through the Internet using the Internet address located on your proxy card(s). You are encouraged to vote by telephone or through the Internet using the Control Number that appears on your proxy card. These voting methods will save the Fund money. Whichever voting method you choose, please take the time to read the Proxy Statement before you vote. If you have any questions regarding the proxy please call our proxy solicitor, D.F. King & Co., Inc. at 1-800-859-8508.

Sincerely, Herbert W. Gullquist President, The Lazard Funds, Inc.

September 6, 2002

PRELIMINARY COPY

THE LAZARD FUNDS, INC

PROXY STATEMENT

INTRODUCTION

           This Proxy Statement is furnished by the Board of Directors (the "Board") of The Lazard Funds, Inc. (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and incorporated under the laws of the state of Maryland, in connection with the election of a Board of Directors of the Fund and the proposed modification of certain fundamental investment restrictions (collectively the "Investment Restriction Revisions") of Lazard Equity Portfolio, Lazard Small Cap Portfolio, Lazard International Equity Portfolio, Lazard Bond Portfolio and Lazard Strategic Yield Portfolio (together with the other investment portfolios of the Fund, each a "Portfolio"), all as further described in this Proxy Statement.

           A Special Meeting of Shareholders (the "Meeting") of the Fund will be held at the offices of the Fund, 30 Rockefeller Plaza, 58th Floor, New York, New York on Friday, November 1, 2002, at 10 a.m. for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders dated August 30, 2002. Shareholders of record at the close of business on August 30, 2002 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof. Shareholders may vote only on the election of the Board of Directors and any Investment Restriction Revisions affecting the Portfolio(s) of which they are shareholders.

           Copies of the Fund's most-recent Annual and Semi-Annual Reports to Shareholders are available upon request, without charge, by writing the Fund at the address on the Notice or by calling 1-800-823-6300.

OVERVIEW OF PROPOSALS

           The Board has selected the nominees for the Board of Directors and the Investment Restriction Revisions described in Proposals 1 through 3 below and recommends shareholders approve the nominees for the Board of Directors and the Investment Restriction Revisions.

           Proposal 1:                    To elect the eight nominees as presented in Proposal 1 to serve for indefinite terms as Directors of the Fund.

          Proposals 2 and 3:         Management of the Fund believes that it is appropriate to modify certain fundamental investment restrictions as described below. When the Portfolios were formed, the Board adopted certain restrictions now believed to be unduly restrictive in light of current business and industry conditions.

           The Board and management of the Fund believe that the Investment Restriction Revisions are in the best interests of the respective Portfolios and their shareholders. Each Investment Restriction Revision, if approved by shareholders, cannot be further changed without shareholder approval. The Investment Restriction Revisions do not involve any change to any Portfolio's investment objective. If Proposal 2 is approved by shareholders of one or more Portfolios and not approved by shareholders of another Portfolio for which Proposal 2 is being considered, Proposal 2 will be implemented only for the Portfolio(s) that approved Proposal 2 and will not be implemented for any Portfolio that did not approve Proposal 2. Therefore, it is essential that shareholders who own shares in more than one Portfolio for which Proposal 2 is being considered vote their shares in each Portfolio (these shareholders will receive more than one proxy card with this Proxy Statement).

The following table summarizes the Proposals applicable to each Portfolio.

Proposal Number	Proposal Description	Applicable Portfolios	Page

1	To elect a Board of Directors.	All	2

2	To increase the Portfolio's percentage limitation on lending securities.	Equity, Small Cap, International Equity, Bond and Strategic Yield Portfolios	6

3	To expand the Portfolio's ability to invest in securities of a single issuer.	Equity Portfolios	7

PROPOSAL 1:            TO ELECT A BOARD OF DIRECTORS

                                         All Portfolios

           The purpose of this Proposal is to elect the members of the Board. The eight nominees, all of whom are currently Directors of the Fund, were selected and nominated by the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Non-Interested Directors"). Messrs. Davidson and Katz initially were elected as Directors by the Board, and the remaining nominees initially were elected as Directors by shareholders.

Name (Age) Address	Position(s) with the Fund*	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Non-Interested Directors:

John J. Burke (74) 50 Burning Tree Lane Butte, MT 59701	Director since May 1991	Retired; Former Vice Chairman and Director, Montana Power Company.

Kenneth S. Davidson (57) Davidson Capital Management Corporation 500 Park Avenue Suite 510 New York, NY 10022	Director since August 1995	President, Davidson Capital Management Corporation; Vice Chairman of the Board of Trustees, The Julliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery/London.

William Katz (48) BBDO Worldwide 1285 Avenue of the Americas New York, NY 10019	Director since April 1997	President and Chief Executive Officer of BBDO New York (advertising agency); Director of BBDO Worldwide.

Lester Z. Lieberman (72) 25 Lindsley Drive Morristown, NJ 07960	Director since October 1991	Private Investor; Director, Dowel Associates (real estate developer); Chairman, Healthcare Foundation of NJ; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Trustee and Chairman of Investment Committee, Clarkson University.

Richard Reiss, Jr. (58) Georgica Advisors LLC Carnegie Hall Tower 152 West 57th Street 46th Floor New York, NY 10019	Director since May 1991	Managing Partner, Georgica Advisors LLC (investment manager); Director, Lazard Alternative Strategies Fund, LLC; Director, O'Charley's, Inc. (restaurant chain).

Interested Directors:**

Norman Eig (61) Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112-6300	Chairman of the Board since May 1991	Vice Chairman and Managing Director, Lazard Freres & Co. LLC ("Lazard").

Herbert W. Gullquist (65) Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112-6300	President and Director since May 1991	Vice Chairman and Managing Director, Lazard; Chief Investment Officer of Lazard Asset Management, the Portfolios' investment manager.

John Rutledge (54) Rutledge Capital, LLC 101 Dingletown Road Greenwich, CT 06830	Director since May 1991	Chairman, Rutledge Capital, LLC (economics and investment advisory firm); Director, Strategic Optical Holdings Corp.; Director, Framed Picture Enterprise; Director, Crom Corporation (water storage system manufacturer); Director, Earle M. Jorgensen Corp.; Director (steel service center company); Director, Amerindo Funds, Inc. (a family of four investment portfolios); Director, Vingage Corporation (streaming video company); Chairman of Advisory Board, Saugatuck Capital; Chairman, Stairmaster Sports Medical; Chairman, Adobe Corp. (evaporative cooler company).

__________

*	Each Director serves an indefinite term, until his successor is elected, and each Director serves in such capacity for 15 Lazard portfolios.

**	Directors who are "interested persons" (as defined in the 1940 Act) ("Interested Directors"). Mr. Eig and Mr. Gullquist are Interested Directors because of their positions with Lazard; Mr. Rutledge is an Interested Director because of a family member's position with LAM.

          The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees unless authority to vote for any or all of the nominees is withheld in the proxy. Each nominee elected will continue to serve as a Director until his successor is duly elected and qualified. It is not contemplated that any nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting the proxy holders will vote for such other nominee or nominees as the Fund's Non-Interested Directors may recommend. Each nominee for Director has consented to being named in this Proxy Statement and has agreed to continue to serve as a Director if elected.

           The Board, which is currently composed of three Interested Directors and five Non-Interested Directors, met four times during the twelve months ended December 31, 2001.

          The Fund has standing audit and nominating committees, each comprised of its Non-Interested Directors. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters, and the function of the nominating committee is to select and nominate all candidates for election to the Board who would be Non-Interested Directors. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing executive committee, comprised of Messrs. Eig and Gullquist. The primary function of the executive committee is to assist in valuing the Portfolios' investments. The audit committee met two times and the executive committee met approximately fifty times during the fiscal year ended December 31, 2001. The nominating committee had no meetings during the last fiscal year.

          The table below indicates the dollar range of each Director's ownership of Portfolio shares and aggregate holdings of all Lazard portfolios for which he is a Director, in each case as of December 31, 2001.

                                     Kenneth                  Herbert                 Lester     Richard
                        John J.      S.          Norman       W.           William    Z.         Reiss,     John
Portfolio               Burke        Davidson    Eig          Gullquist    Katz       Lieberman  Jr.        Rutledge
--------------------------------------------------------------------------------------------------------------------

Equity Portfolio        Over         *           $10,001-     Over         *          *          *          *
                        $100,000                  50,000      $100,000

Mid Cap Portfolio       $1-10,000    *           *            Over         *          *          *          *
                                                              $100,000

Small Cap               Over         *           Over         Over         *          *          *          *
 Portfolio              $100,00                  $100,000     $100,000

International           $10,001-     *           Over         Over         *          *          *          *
  Equity Portfolio       50,000                  $100,000     $100,000

International           $50,000-
  Equity Select         100,000      *           *            *            *          *          *          *
  Portfolio

International Small     $50,001-     *           $10,001-     Over         *          *          *          *
   Cap Portfolio        100,000                   50,000      $100,000

Emerging Markets        *            *           *            Over         *          *          *          *
  Portfolio                                                   $100,000

International           $50,001-     *           *            *            *          *          *          *
  Equity Select         100,000
  Portfolio

Bond Portfolio          *            *           *            *            *          *          *          *

High Yield              *            *           *            $50,001-     *          *          *          *
  Portfolio                                                   100,000

Strategic Yield         *            *           *            $1-10,000    *          *          *          *
  Portfolio

Mortgage                *            *           *            *            *          *          *          *
  Portfolio

Aggregate Holdings      Over         *           Over         Over         *          *          *          *
  of all Lazard         $100,000                 $100,000     $100,000
  Portfolios
------------------
*    None.

           As of July 31, 2002 the Fund's officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.

           As of December 31, 2001, none of the Non-Interested Directors or his immediate family members owned securities of LAM or Lazard, the Fund's distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with LAM or Lazard.

           Each Director who is not an employee or an affiliated person of LAM is paid an annual fee of $30,000, plus $2,500 per meeting attended for the Fund and Lazard Retirement Series, Inc., another multi-series fund advised by LAM, and is reimbursed for travel and other out-of-pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and Lazard Retirement Series, Inc. also receives an annual fee of $5,000. The Fund does not compensate officers or Directors who are employees or affiliated persons of LAM. The aggregate amount of compensation paid to each Director for the year ended December 31, 2001 was as follows:

                                      Aggregate Compensation              Total Compensation from
          Director                        from the Fund                      the Fund Complex*
-------------------------------------------------------------------------------------------------

John J. Burke                                $39,510                              $40,000
Kenneth S. Davidson                           37,033                               37,500
Norman Eig                                     N/A                                  N/A
Herbert W. Gullquist                           N/A                                  N/A
William Katz                                  37,047                               37,500
Lester Z. Lieberman                           44,446                               45,000
Richard Reiss, Jr.                            39,510                               40,000
John Rutledge                                 39,510                               40,000
----------------------------
*  For The Lazard Funds, Inc. and the Lazard Retirement Series, Inc.

Executive Officers of the Fund

Name (Age) Address	Position(s) with the Fund*	Principal Occupation(s) During Past 5 Years

Nathan A. Paul (29) Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112-6300	Vice President and Secretary since April 2002	Director, Lazard; General Counsel of LAM; from September 1997 to October 2000, an Associate at Schulte Roth & Zabel LLP (law firm).

Bernard J. Grzelak (31) Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112-6300	Treasurer since October 2000	Vice President of LAM; from August 1993 to September 2000, a Manager with Deloitte & Touche LLP.

Stephen St. Clair (43) Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112-6300	Assistant Treasurer since July 2000	Fund Administration Manager of LAM.

__________

*	Each Officer serves an indefinite term, until his successor is elected, and each Officer serves in such capacity for 15 Lazard portfolios.

PROPOSAL 2:	INCREASE IN PERCENTAGE LIMITATION ON LENDING SECURITIES Equity, Small Cap, International Equity, Bond and Strategic Yield Portfolios only

           To increase its income, the Portfolio would be permitted to lend securities from its portfolio up to 33-1/3% of the value of the Portfolio's total assets to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio currently is permitted to lend portfolio securities up to 10% of the value of its total assets. In a securities lending arrangement, a borrower (normally a broker-dealer or other financial institution) seeks a specific security for one of a variety of reasons. A lending agent, which operates a securities lending program, will negotiate the terms of the loan with the borrower and deliver the security from one of the lenders participating in the program in return for collateral (cash or securities) from the borrower.

           If approved by shareholders, the Portfolio's fundamental investment limitation would read as follows (language that would be eliminated is [bracketed]):

           None of the Portfolios may . . . make loans, except loans of portfolio securities not having a value in excess of 33-1/3% [(10% in the case of Equity, Small Cap, International Equity, Bond and Strategic Yield Portfolios)] of a Portfolio's total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objective and policies;

           In connection with lending portfolio securities, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio's investment is to be voted upon. The Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by LAM to be of good financial standing. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, it is reinvested and the borrower is paid a pre-negotiated cash collateral fee. The Portfolio will bear the risk of any decline in value of securities acquired with cash collateral. The lender is compensated by the amount earned from the investment of the cash collateral, after deducting the borrower's fee and the portion of the return due to the lending agent.

PROPOSAL 3:	EXPANSION OF ABILITY TO INVEST IN SECURITIES OF A SINGLE ISSUER Equity Portfolio only

           Currently, the Portfolio is limited to 5% of total assets in securities of a single issuer with respect to its entire investment portfolio. If approved, this restriction would be removed as a fundamental policy1 of the Portfolio. In addition, the Portfolio's listed investment restrictions in the Fund's Statement of Additional Information would be amended to remove the statement that, with respect to 75% of the Portfolio's total assets, the Portfolio's investments in a single issuer are limited to 10% of the outstanding voting securities of the issuer2. However, the Portfolio would still be subject to the 1940 Act requirements for a "diversified" fund, which limit investments in a single issuer, with respect to 75% of the Portfolio's total assets, to 5% of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer (which limitations cannot be changed without approval of a majority of the outstanding voting securities of the Portfolio). Because the Portfolio would be permitted to invest more than 5% of its total assets in a single issuer with respect to 25% of its portfolio, the Portfolio would be more vulnerable to changes in the market values of any such issuers.

VOTE REQUIRED AND BOARD RECOMMENDATION

           Approval of Proposal 1 requires the affirmative vote of a plurality of votes cast, meaning that the eight persons receiving the greatest number of votes at the Meeting for the election of Directors (with all Portfolios voting together), assuming a quorum is present, will be elected. Approval of Proposals 2 and 3 with respect to a Portfolio requires the affirmative vote of the lesser of (a) 67% of the Portfolio's voting securities present at the Meeting, if the holders of more than 50% of the Portfolio's outstanding voting securities (as defined in the 1940 Act) are present or represented by proxy, or (b) more than 50% of the Portfolio's outstanding voting securities (as defined in the 1940 Act). Portfolio shareholders are entitled to one vote for each full share held, with fractional votes for fractional shares held, and Institutional Shares and Open Shares vote together as a single class.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF EACH PROPOSAL.

INDEPENDENT ACCOUNTANTS

           The firm of Anchin, Block & Anchin LLP ("ABA"), 1375 Broadway, New York, New York 10018, is the independent accountants for the Fund. The Fund's audit committee recommended, and the Board (including a majority of the Non-Interested Directors) approved, the selection of ABA as the Fund's independent accountants for the Fund's current fiscal year. The independent accountants examine annual financial statements for the Fund and provide tax-related services to the Fund. Representatives of ABA are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. After reviewing the Fund's audited financial statements for the Fund's most recently completed fiscal year, the audit committee recommended to the Board that such statements be included in the Fund's Annual Report. The Audit Committee has determined that the provision of services rendered for non-audit services as disclosed under "All Other Fees" below is compatible with maintaining the independence of ABA in its audit of the Fund.

__________

1         The current investment limitation, which if approved by shareholders would be eliminated, reads as follows: "None of the Portfolios may . . . for Equity Portfolio, invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States."

2         The current investment limitation, which if approved by shareholders would be eliminated, reads as follows: "None of the Portfolio's may . . . for Equity Portfolio, purchase securities of an issuer if, as a result, as to 75% of the Portfolio's total assets, the Portfolio would own more than 10% of the voting securities of such issuer."

Fund-Related Fees

           Audit Fees. For the Fund's fiscal year ended December 31, 2001 the approximate fee for professional services rendered in connection with the audit of the annual financial statements was $386,000.

           Financial Information System Design and Implementation. For the fiscal year ended December 31, 2001, ABA did not perform financial information systems design or implementation services.

           All Other Fees. For the fiscal year ended December 31, 2001, ABA was also paid approximately $60,000 for tax related services.

ADDITIONAL INFORMATION

           Lazard, located at 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Fund's distributor. LAM, also located at 30 Rockefeller Plaza, serves as each Portfolio's investment manager.

VOTING INFORMATION; SHARES OUTSTANDING AND OWNERSHIP

           The Fund will bear the cost of soliciting proxies. Proxies may be solicited by mail, in person or by telephone, and the Fund may reimburse persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund has retained D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, at a cost of approximately $15,000 (plus out of pocket expenses). The total expenses of the Meeting, including the solicitation of proxies and the expenses incurred in connection with the preparation of this Proxy Statement are approximately $100,000.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (but not when you call the toll free number directly to vote or when you vote via the Internet using the Control Number that appears on your proxy card), the shareholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before its exercise by submitting a written notice of revocation or a subsequently executed proxy to the Fund, by voting by telephone or through the Internet or by attending the Meeting and voting in person.

           If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, is marked with an abstention or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Portfolio shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) (collectively, "abstentions"), Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast." For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposals 2 and 3.

           If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting or with respect to such Proposal(s) to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the affected Proposal(s), the percentage of votes actually cast, the percentages of favorable and negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. A shareholder vote may be taken for one or more Proposals prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposals in favor of such adjournment and will vote those proxies required to be voted "AGAINST" the Proposals against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of at least 33-1/3% of a Portfolio's outstanding shares entitled to vote at the Meeting.

           Certain information as to the number of shares outstanding and share ownership for each Portfolio is set forth on Appendix A.

OTHER MATTERS

           The Board is not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying forms of proxy to vote the proxy in accordance with their judgment on such matters.

           The Fund does not hold annual meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for the Fund's shareholder meeting subsequent to this Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of D.F. King at 1-800-735-3529, whether other persons are the beneficial owners of Portfolio shares for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Portfolio shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO VOTE BY MAIL, BY TELEPHONE OR THROUGH THE INTERNET.

Dated:  September 6, 2002

APPENDIX A

SHARES OUTSTANDING AND OWNERSHIP

Shares Outstanding

As of August 30, 2002, each Portfolio has the following number of shares of record outstanding and entitled to vote:

Portfolio

Lazard Equity Portfolio
Lazard Mid Cap Portfolio
Lazard Small Cap Portfolio
Lazard International Equity Portfolio
Lazard International Equity Select Portfolio
Lazard International Small Cap Portfolio
Lazard Emerging Markets Portfolio
Lazard Bond Portfolio
Lazard High Yield Portfolio
Lazard Strategic Yield Portfolio
Lazard Mortgage Portfolio
Institutional Shares Outstanding 8,832,841.834 3,006,572.556 31,765,979.436 204,977,197.240 2,713,134.309 44,206,096.644 48,744,873.027 4,036,203.504 12,524,288.118 20,708,209.067 8,122,867.287

Portfolio

Lazard Equity Portfolio
Lazard Mid Cap Portfolio
Lazard Small Cap Portfolio
Lazard International Equity Portfolio
Lazard International Equity Select Portfolio
Lazard International Small Cap Portfolio
Lazard Emerging Markets Portfolio
Lazard Bond Portfolio
Lazard High Yield Portfolio
Lazard Strategic Yield Portfolio
Open Shares Outstanding 1,912,812.045 891,698.200 3,743,783.016 10,655,898.657 295,446.230 312,772.491 1,313,377.158 893,034.762 198,088.584 857,970.088

Owners of 5% or More of a Portfolio's Securities

           As of August 30, 2002, the following shareholders were known by the Fund to own of record 5% or more of a class of a Portfolio's outstanding voting securities:

Name and Address	Percentage of Total Institutional Shares Outstanding

Equity Portfolio

Smith Barney Inc. 388 Greenwich Street New York, NY 10013	25%

Lazard Freres & Co. LLC Lazard Freres & Co. LLC Employees Savings Plan 30 Rockefeller Plaza New York, NY 10112	11%

Mid Cap Portfolio

Lazard Freres & Co. LLC Sprinkler Industry 30 Rockefeller Plaza New York, NY 10112	32%

Lazard Freres & Co. LLC Bireleys Orange Japan 30 Rockefeller Plaza New York, NY 10112	10%

Lazard Freres & Co. LLC Lazard Freres & Co. LLC Employees Savings Plan 30 Rockefeller Plaza New York, NY 10112	10%

Merrill Lynch for the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	7%

MAC & Co. Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	6%

Small Cap Portfolio

Northern Trust Trustees FBO ITT Industries Master Retirement Trust P.O. Box 92956 Chicago, IL 60675	13%

Lazard Freres & Co. LLC National Automatic Sprinkler 8000 Corporate Drive Landover, MD 20785	9%

Ohio Public Employees Deferred Compensation State Board 172 East State Street, Suite 600 Columbus, OH 43213	9%

Boston & Co. Nominee Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15320	6%

International Equity Portfolio Lazard Freres & Co. LLC Mercantile Safe Deposit & Trust Co. Bakery & Confectionery 30 Rockefeller Plaza New York, NY 10112	12%

International Equity Select Portfolio Middlebury College Service Building Middlebury, VT 05753	63%

International Small Cap Portfolio Lazard Asset Management as Agent Oregon Investment Council 30 Rockefeller Plaza New York, NY 10112	16%

State Street Bank Trustee Mississippi Public Employees Retirement System 1 Enterprise Drive Quincy, MA 02171-2126	13%

Northern Trust Custodian Public School Teachers Pension Fund of Chicago P.O. Box 92956 Chicago, IL 60675-2956	7%

Lazard Freres & Co. LLC United Air Lines INC Pension & Welfare Plans Administration Committee P.O. Box 66100	6%

Emerging Markets Portfolio

Lazard Asset Management as Agent Oregon Investment Council 30 Rockefeller Plaza New York, NY 10112	14%

Northern Trust Custodian Public School Teachers Pension Fund of Chicago P.O. Box 92956 Chicago, IL 60675-2956	11%

Wilmington Trust Company, Custodian FBO PricewaterhouseCoopers LLP Employees and Partners Savings P.O. Box 8971 Wilmington, DE 19899	8%

Lockheed Martin Corporation Master Retirement Trust Lockheed Martin Investment Management Co. 6750 Rockledge Drive, Suite 550 Bethesda, MD 20817	5%

Bond Portfolio Lazard Freres & Co. LLC Elaine Louise David Weill 30 Rockefeller Plaza New York, NY 10112	12%

Lazard Freres & Co. LLC Employees Pension Trust 30 Rockefeller Plaza New York, NY 10112	10%

High Yield Portfolio MAC & Co. Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15320-3198	74%

Lazard Freres & Co. LLC Employee Security Fund 30 Rockefeller Plaza New York, NY 10112	9%

Bank of New York Clearing Services LLC Wendel & Co. 11 East Kilbourn Avenue Milwaukee, WI 53202-6633	5%

Strategic Yield Portfolio

Wells Fargo Bank Minnesota NA Navistar P.O. Box 1533 Minneapolis, MN 55480	43%

Lazard Freres & Co. LLC Mack Trucking Inc. Retirement Trust-Strategic Yield 2100 Mack Blvd. Allentown, PA 18103	26%

Mortgage Portfolio SunTrust Bank FBO Transit Employees Retirement Plan P.O. Box 105870 Center 3144 Atlanta, GA 30348	61%

MAC & Co. Philadelphia Ironworkers Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	16%

Merrill Lynch for the Sole Benefits of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	9%

Lazard Freres & Co. LLC The Steamfitters Industry 30 Rockefeller Plaza New York, NY 10112	7%

Name and Address	Percentage of Total Open Shares Outstanding

Equity Portfolio

Connecticut General Life Insurance Co. One Commercial Plaza 280 Trumbull Street P.O. Box 2975 Hartford, CT 06104	65%

Smith Barney 401K Advisor Smith Barney Corporate Trust Co. 2 Tower Center P.O. Box 1063 East Brunswick, NJ 08816	9%

Mid Cap Portfolio

Connecticut General Life Insurance Co. One Commercial Plaza 280 Trumbull Street P.O. Box 2975 Hartford, CT 06104	64%

First Tennessee Bank NA 165 Madison Avenue Memphis, TN 38103	17%

Nationwide Trust Company FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43219	8%

Small Cap Portfolio Connecticut General Life Insurance Co. One Commercial Plaza 280 Trumbull Street P.O. Box 2975 Hartford, CT 06104	54%

Nationwide Life Insurance FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	15%

International Equity Portfolio

Connecticut General Life Insurance Co. 280 Trumbull Street P.O. Box 2975 Hartford, CT 06104	38%

Merrill Lynch for the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	12%

Charles Schwab & Co. Inc. Special Custody Account for the Benefit of its Customers 101 Montgomery Street San Francisco, CA 94104	7%

International Small Cap Portfolio

Donaldson Lufkin Jenrette Securities Corporation Inc. P.O. Box 2052 Jersey City, NJ 07303	49%

Carl Simons Trust 220 Allandale Road Chestnut Hill, MA 02467	12%

Thomas J. Kohout Trustee Revocable Trust 1910 East Bay Tree Circle Lakeside Val Vista Estates Gilbert, AZ 85234	12%

Wheller & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	8%

Emerging Markets Portfolio

Merrill Lynch for the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	42%

Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers 101 Montgomery Street San Francisco, CA 94104	22%

International Equity Select Portfolio

Lazard Freres & Co. LLC Mary M. Gilbreth 30 Rockefeller Plaza New York, NY 10112	17%

Lazard Freres & Co. LLC James T. Lee Foundation 30 Rockefeller Plaza New York, NY 10112	8%

Lazard Freres & Co. LLC The Joseph Davies Residuary 30 Rockefeller Plaza New York, NY 10112	5%

Lazard Freres & Co. LLC Bernard Gersten 30 Rockefeller Plaza New York, NY 10112	5%

Bond Portfolio

Lazard Freres & Co. LLC Carol Ann Merritt 29 Goodwood Road Sag Harbor, NY 11963	13%

Lazard Freres & Co. LLC Robert Yaspan IRA Rollover Delaware Charter Trustee 290 Hewlett Neck Road Woodmere, NY 11598-1407	9%

Lazard Freres & Co. LLC Camp Vacamas Inc. 256 Macopin Drive West Milford, NJ 07480	7%

Lazard Freres & Co. LLC Robert M. Vorsanger IRA Rollover Delaware Charter Trustee 10 Denman Court Short Hills, NJ 07078	5%

Patterson & Company United Bible Societies Inc. 152 West W.T. Harris Boulevard Charlotte, NC 28288-0001	5%

High Yield Portfolio

Lazard Freres & Co. LLC Don S. Hewitt 30 Rockefeller Plaza New York, NY 10112	43%

Lazard Freres & Co. LLC Merle L. Taylor 30 Rockefeller Plaza New York, NY 10112	8%

Lazard Freres & Co. LLC Ruth C. Taylor 30 Rockefeller Plaza New York, NY 10112	8%

Lazard Freres & Co. LLC Frances J. Brooks 30 Rockefeller Plaza New York, NY 10112	7%

Strategic Yield Portfolio

Lazard Freres & Co. LLC North Ottawa Community Hospital 1309 Sheldon Road Grand Haven, MI 49417	13%

Wilmington Trust Co. For Christian M. Andrea-Lam P.O. Box 8882 Wilmington, DE 19899	10%

Lazard Freres & Co. LLC Carol Ann Merritt 20 Goodwood Road Sag Harbor, NY 11963-1241	5%

           Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio's total outstanding shares may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

LAZARD EQUITY PORTFOLIO

           The undersigned shareholder of LAZARD EQUITY PORTFOLIO (the "Portfolio"), a series of The Lazard Funds, Inc. (the "Fund"), hereby appoints Nathan A. Paul and Bernard J. Grzelak, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Portfolio standing in the name of the undersigned at the close of business on August 30, 2002 at the Special Meeting of Shareholders to be held at the offices of the Fund, 30 Rockefeller Plaza, New York, New York, at 10 a.m. on Friday, November 1, 2002, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the Meeting.

           VOTE THIS CARD TODAY BY MAIL, BY PHONE AT 1-877-PRX-VOTE OR VIA THE INTERNET AT www.eproxyvote.com.

Please mark boxes in blue or black ink.

Proposal 1:	To elect a Board of Directors.

John J. Burke Kenneth S. Davidson William Katz Lester Z. Lieberman	Richard Reiss, Jr. Norman Eig Herbert W. Gullquist John Rutledge

/__/ FOR ALL NOMINEES	/__/ WITHHELD	/__/ FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and strike a line through the name(s) of the nominee(s).

Proposal 2:	To increase the Portfolio's percentage limitation on lending securities.

/__/ FOR	/__/ AGAINST	/__/ ABSTAIN

Proposal 3:	To expand the Portfolio's ability to invest in securities of a single issuer.

/__/ FOR	/__/ AGAINST	/__/ ABSTAIN

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If signing is by a corporation, please sign the full corporate name by a duly authorized officer. If signing is by a partnership, please sign in partnership name by an authorized person.
The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of the Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore.

Dated:__________, 2002

CONTROL NUMBER: _____________

Signature(s) Signature(s)

If you are not voting by telephone or through the Internet, sign, date and return this proxy card promptly using the enclosed envelope—no postage is required

Vote by Telephone	Vote by Internet

It's fast, convenient, and immediate! Call toll-free on a touch-tone phone. Follow these four easy steps:	It's fast, convenient, and your vote is immediately confirmed and posted. Follow these four easy steps:

1. 2. 3. 4.	Read the accompanying Proxy Statement and
Proxy Card.

Call the toll-free number
  1-877-PRX-VOTE (1-877-779-8683).
   There is NO CHARGE for this call.

Enter you Control Number located on your Proxy Card.

Follow the recorded instructions.

Your vote is important!
Call 1-877-PRX-VOTE anytime!	1. 2. 3. 4.	Read the accompanying Proxy Statement and
Proxy Card.

Go to the Website
http://www.eproxyvote.com/lzeqx

Enter you Control Number located on your
Proxy Card.

Follow the instructions provided.

Your vote is important!
Go to http://www.eproxyvote.com/lzeqx anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

LAZARD SMALL CAP PORTFOLIO
LAZARD INTERNATIONAL EQUITY PORTFOLIO
LAZARD BOND PORTFOLIO
LAZARD STRATEGIC YIELD PORTFOLIO

           The undersigned shareholder of LAZARD SMALL CAP PORTFOLIO, LAZARD INTERNATIONAL EQUITY PORTFOLIO, LAZARD BOND PORTFOLIO and LAZARD STRATEGIC YIELD PORTFOLIO (the "Portfolios"), each a series of The Lazard Funds, Inc. (the "Fund"), hereby appoints Nathan A. Paul and Bernard J. Grzelak, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Portfolios standing in the name of the undersigned at the close of business on August 30, 2002 at the Special Meeting of Shareholders to be held at the offices of the Fund, 30 Rockefeller Plaza, New York, New York, at 10 a.m. on Friday, November 1, 2002, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposals, as more fully described in the Proxy Statement for the Meeting.

           VOTE THIS CARD TODAY BY MAIL, BY PHONE AT 1-877-PRX-VOTE OR VIA THE INTERNET AT www.eproxyvote.com.

NAME OF YOUR PORTFOLIO: _______________________________________

INSTRUCTION: If you own shares in more than one Portfolio, please complete a separate proxy card for each Portfolio in which you hold shares.

Please mark boxes in blue or black ink.

Proposal 1:	To elect a Board of Directors.

John J. Burke Kenneth S. Davidson William Katz Lester Z. Lieberman	Richard Reiss, Jr. Norman Eig Herbert W. Gullquist John Rutledge

/__/ FOR ALL NOMINEES	/__/ WITHHELD	/__/ FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and strike a line through the name(s) of the nominee(s).

Proposal 2:	To increase the Portfolio's percentage limitation on lending securities.

/__/ FOR	/__/ AGAINST	/__/ ABSTAIN

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If signing is by a corporation, please sign the full corporate name by a duly authorized officer. If signing is by a partnership, please sign in partnership name by an authorized person.
The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of the Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore.

Dated:__________, 2002

CONTROL NUMBER: _____________

Signature(s) Signature(s)

If you are not voting by telephone or through the Internet, sign, date and return this proxy card promptly using the enclosed envelope—no postage is required

Vote by Telephone	Vote by Internet

It's fast, convenient, and immediate! Call toll-free on a touch-tone phone. Follow these four easy steps:	It's fast, convenient, and your vote is immediately confirmed and posted. Follow these four easy steps:

1. 2. 3. 4.	Read the accompanying Proxy Statement and Proxy Card.

Call the toll-free number
   1-877-PRX-VOTE (1-877-779-8683).
    There is NO CHARGE for this call.

Enter you Control Number located on your Proxy Card.

Follow the recorded instructions.

Your vote is important!
Call 1-877-PRX-VOTE anytime!	1. 2. 3. 4.	Read the accompanying Proxy Statement and Proxy Card.

Go to the Website
http://www.eproxyvote.com/lzeqx

Enter you Control Number located on your Proxy Card.

Follow the instructions provided.

Your vote is important!
Go to http://www.eproxyvote.com/lzeqx anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

LAZARD MID CAP PORTFOLIO
LAZARD INTERNATIONAL SMALL CAP PORTFOLIO
LAZARD EMERGING MARKETS PORTFOLIO
LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO
LAZARD HIGH YIELD PORTFOLIO
LAZARD MORTGAGE PORTFOLIO

The undersigned shareholder of LAZARD MID CAP PORTFOLIO, LAZARD INTERNATIONAL SMALL CAP PORTFOLIO, LAZARD EMERGING MARKETS PORTFOLIO, LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO, LAZARD HIGH YIELD PORTFOLIO and LAZARD MORTGAGE PORTFOLIO (the "Portfolios"), each a series of The Lazard Funds, Inc. (the "Fund"), hereby appoints Nathan A. Paul and Bernard J. Grzelak, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Portfolios standing in the name of the undersigned at the close of business on August 30, 2002 at the Special Meeting of Shareholders to be held at the offices of the Fund, 30 Rockefeller Plaza, New York, New York, at 10 a.m. on Friday, November 1, 2002, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposal, as more fully described in the Proxy Statement for the Meeting.

           VOTE THIS CARD TODAY BY MAIL, BY PHONE AT 1-877-PRX-VOTE OR VIA THE INTERNET AT

www.eproxyvote.com.

NAME OF YOUR PORTFOLIO: ____________________________________

INSTRUCTION: If you own shares in more than one Portfolio, please complete a separate proxy card for each Portfolio in which you hold shares.

Please mark boxes in blue or black ink.

Proposal 1:	To elect a Board of Directors.

John J. Burke Kenneth S. Davidson William Katz Lester Z. Lieberman	Richard Reiss, Jr. Norman Eig Herbert W. Gullquist John Rutledge

/__/ FOR ALL NOMINEES	/__/ WITHHELD	/__/ FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and strike a line through the name(s) of the nominee(s).

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If signing is by a corporation, please sign the full corporate name by a duly authorized officer. If signing is by a partnership, please sign in partnership name by an authorized person.
The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of the Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore.

Dated:__________, 2002

CONTROL NUMBER: _____________

Signature(s) Signature(s)

If you are not voting by telephone or through the Internet, sign, date and return this proxy card promptly using the enclosed envelope—no postage is required

Vote by Telephone	Vote by Internet

It's fast, convenient, and immediate! Call toll-free on a touch-tone phone. Follow these four easy steps:	It's fast, convenient, and your vote is immediately confirmed and posted. Follow these four easy steps:

1. 2. 3. 4.	Read the accompanying Proxy Statement and Proxy Card.

Call the toll-free number
1-877-PRX-VOTE (1-877-779-8683).
There is NO CHARGE for this call.

Enter you Control Number located on your Proxy Card.

Follow the recorded instructions.

Your vote is important!
Call 1-877-PRX-VOTE anytime!	1. 2. 3. 4.	Read the accompanying Proxy Statement and Proxy Card.

Go to the Website
http://www.eproxyvote.com/lzeqx

Enter you Control Number located on your Proxy Card.

Follow the instructions provided.

Your vote is important!
Go to http://www.eproxyvote.com/lzeqx anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet